THE SHEFFIELD FUNDS, INC.

SUPPLEMENT DATED JUNE 14, 2000 TO THE PROSPECTUS DATED MARCH 1, 2000

THIS INFORMATION SUPPLEMENTS THE FUNDS' PROSPECTUS DATED MARCH 1, 2000. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL (770)951-1597.

Effective June 14, 2000, the Sheffield Intermediate Term Bond Fund has been closed, and its shares are not available for purchase.